UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21113
                                                     ---------------------------

                      Touchstone Institutional Funds Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Jill McGruder
                            Touchstone Advisors, Inc.
                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: (513) 878-4066
                                                           --------------

                         Date of fiscal year end: 12/31
                                                  -----

                       Date of reporting period: 12/31/08
                                                 --------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report                                                 DECEMBER 31, 2008
--------------------------------------------------------------------------------

        TOUCHSTONE INSTITUTIONAL FUNDS TRUST

        Touchstone JSAM Institutional Large Cap Value Fund

        Touchstone JSAM Institutional Value Fund

        Touchstone Mazama Institutional Growth Fund

        Touchstone Sands Capital Institutional Growth Fund


[LOGO] TOUCHSTONE(R)
       INVESTMENTS

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
--------------------------------------------------------------------------------
Letter from the President                                                      3
--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)                     4-15
--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)                 16
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                          17
--------------------------------------------------------------------------------
Statements of Operations                                                      18
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                        19-20
--------------------------------------------------------------------------------
Financial Highlights                                                       21-24
--------------------------------------------------------------------------------
Notes to Financial Statements                                              25-31
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
     JSAM Institutional Large Cap Value Fund                                  32
--------------------------------------------------------------------------------
     JSAM Institutional Value Fund                                            33
--------------------------------------------------------------------------------
     Mazama Institutional Growth Fund                                      34-35
--------------------------------------------------------------------------------
     Sands Capital Institutional Growth Fund                                  36
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       37
--------------------------------------------------------------------------------
Other Items (Unaudited)                                                    38-43
--------------------------------------------------------------------------------
Management of the Trust (Unaudited)                                        44-46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter from the President
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the Touchstone Institutional Funds Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the year ended December 31, 2008.

During the year, macroeconomic events dominated the headlines and stocks moved uniformly lower. There were very few places to hide for investors as every economic sector came under severe selling pressure.

The National Bureau of Economic Research reported that the U.S. entered a recession in December 2007 and the Conference Board Consumer Confidence Index fell to an all-time low of 38 in December. With the S&P 500 breaching the 2002 bear market low to levels not seen since 1997 and nearly 50 percent of the U.S. equity market capitalization on the sidelines in cash, the harsh economic realities may indeed be more than reflected in current stock prices. In addition, elevated average correlation of U.S. stocks made for an environment in which investors were not meaningfully rewarded for fundamental analysis that differentiated between winning and losing companies.

As we enter 2009, further deterioration in the domestic economy is likely. Corporate response to the challenging circumstances will negatively impact capital budgeting plans and employment trends. Earnings growth, however, still exists and valuations for U.S. equities appear compelling even on conservative estimates of forward earnings. In addition, we feel the market environment of 2008 has created opportunities to invest in growth companies at historically low valuations.

Touchstone is committed to providing investors with access to institutional money managers who act in a sub-advisory capacity. Our sub-advisors are investment managers with demonstrated proficiency in their declared area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Institutional Funds Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE JSAM INSTITUTIONAL LARGE CAP VALUE FUND
SUB-ADVISED BY JS ASSET MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone JSAM Institutional Large Cap Value Fund was -71.46% for the year ended December 31, 2008. The total return of the Russell 1000(R) Value Index was -36.85% for the same period. We are extremely disappointed in our performance but we continue to believe in our strategy.

Late in the summer, we were critical of the government's preemptive intervention in the markets, and in hindsight we believe the nationalization of several financial firms and the failure of others caused the market to go into a tailspin. Volatility reached levels not seen since the Depression. Financials and cyclical stocks were devastated and only stocks perceived as safe from the Utilities and Consumer Staples sectors did relatively well.

PORTFOLIO REVIEW

Alongside the financial industry malaise, the Financials sector underperformed versus the benchmark as the Fund owned fewer names but in larger position sizes than the benchmark. Stocks susceptible to drops from the cyclical nature of the markets also performed poorly. The Fund was overweight in two cyclical areas: the Consumer Discretionary sector which includes Centex, D.R. Horton, and General Motors; and the Information Technology sector which includes stocks Alcatel-Lucent, Dell, Bearingpoint and Motorola. In contrast, the Fund's long held underweight in the Materials and Industrials sectors outperformed the benchmark, along with the Fund's Consumer Staples and Health Care sector holdings.

The largest detractors from performance were Citigroup Inc., Genworth Financial, and Fannie Mae, in the Financials sector, and Alcatel-Lucent from the Information Technology sector. Contributors to performance were Tyson Foods from the Consumer Staples sector, MetLife Inc. and Morgan Stanley from the Financials sector, Tyco International from the Industrials sector and Pulte Homes from the Consumer Discretionary sector.

JSAM's strategy has always been to exploit fear and not run from it. This is the strategy of a true deep value manager. That strategy of buying the deepest value stocks with fundamental catalysts has often protected our investors in periods of decline (2000-2001 for example) but that has not been the case this cycle. When this cycle turns, it may provide deep value investors great opportunity for some of the best returns on their investments.

In previous letters, we had highlighted how in this momentum market price has become irrelevant. It is important to understand that the Fund's deep value portfolio looks nothing like the Index. For its holdings, the price/book is less then one-half that of the Index, the price/sales is one-third and price/cash flow is one-fifth, per Morningstar data. The last 18 months have been a momentum market and the deeper value a portfolio was positioned, the worse it performed. As deep value managers, we have been fishing in a toxic pool in 2007 and 2008. A proxy for deep value investing is the bottom decile P/B of the Russell 1000(R) Index which was down 73% in 2008, slightly worse than the Fund's performance. The good news, however, is that over the long run, deep value has outperformed the Russell 1000(R) Value Index but it does require great fortitude. Whenever the market returns to fundamentals (it may have started November 20th), we would expect this strategy to do well. The pain endured has been extreme. Now that a recession has been declared, economically sensitive stocks and value stocks in general should do well.

While we believe the stocks we hold have great upside, our Financials allocation remains in-line with past weightings as risks are high and we are finding other areas (Energy and Technology sectors) where we see similar upside with better catalysts. As the Materials and Consumer Staples sectors are not cheap, we continue to have an underweight position.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

The Financials sector's weight in the S&P 500 is 40% less than it was just 18 months ago. We believe the Fund's holdings in this area could double or triple in value. Large bank's capital (measured by Tier 1 ratios) is twice the statutory requirement and nearly twice the level going into the downturn. We think we have seen the worst of the mark to market losses, but still see worsening trends for commercial real estate, C&I loans, and credit cards. Commercial real estate is facing higher cap rates, lower occupancy and lower rents and we are only half way through a likely 30-35% price decline. With the decline in valuation of other sectors, we are maintaining the Fund's Financials weight, but not increasing it. We are concerned about regional banks, as their losses are still in "early innings," and thus we hold larger money center banks that have already marked to market much of their losses.

For over two years the Fund has been significantly underweight Energy sector stocks and we have been quite vocal about the commodity and emerging markets bubble. Now with oil prices down from $147/bbl to $40/bbl, we are finding natural gas stocks, in particular, to be attractive. We have purchased Chesapeake Energy, XTO Energy, and Nabors Industries. We are attracted to natural gas, as the combination of sharp depletion rates (30%) and declining drilling activity due to poor returns on investment at sub $7 Henry Hub price, should result in better supply/demand during 2009. Basic commodities, such as steel, copper, and aluminum have a relatively unattractive supply/demand outlook.

It is clear now that the demand destruction tipping point for oil was reached in June when oil peaked at $147/bbl; and emerging markets were not immune. With oil at $40/bbl and natural gas at $5.50, we are now below the marginal cost of production. Capital spending is being trimmed. But oil is a very long cycle commodity and the integrated producers have strong balance sheets so they are able to sustain long-term capital projects even in a low price environment. Oil takes a long time for supply to re-adjust. U.S. natural gas, on the other hand, is generally produced by E&P companies whose balance sheets are more levered as they spend all their cash flows. Capital spending budgets will be cut much more quickly and U.S. natural gas has sharp depletion curves, thereby causing natural gas supply to decline fairly rapidly. We think U.S. natural gas supply/demand will be in balance before year-end. We remain less interested in other basic commodities, as China has dramatically increased its capital spending over the last several years - much of it in the steel, iron, and chemical industries and the capacity is just ramping up.

By far, the Fund's largest overweight industry is Household Durables (homebuilders stocks) in the Consumer Discretionary sector. The Fund's three homebuilding holdings, Pulte Homes Inc., D.R. Horton, and Centex Corp., in aggregate outperformed the Russell 1000(R) Value Index in 2008. These large publicly traded homebuilders are generating significant free cash flow and have cash on the balance sheet to pay all debt obligations for several years. They have generally undrawn lines of credit. They are selling for a fraction of their book value, which has been written down by over 40% on average. With long-term debt structures, we believe they will gain market share from the mom-and-pop regional builders who are financed with bank loans which are being pulled. With home prices and mortgage rates down, affordability is the best it has been in over 30 years. For example, California has seen existing home sales up near 100% for several months, which is working down the inventory overhang.

CURRENT STRATEGY AND OUTLOOK

According to Louis Lowenstein, a notable Columbia Professor, few true deep value managers remain. While we are lonely, JSAM is sticking to its strategy of buying deep value stocks with catalysts. We believe the unprecedented global fiscal and monetary policy should eventually work. When credit spreads improve, the wide spread pessimism will switch to optimism, in our opinion. As stock valuations (particularly value stocks) are at record lows, we believe the prospective 10 year return will likely provide deep value investors great opportunity.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000
            INVESTMENT IN THE JSAM INSTITUTIONAL LARGE CAP VALUE FUND
                       AND THE RUSSELL 1000(R) VALUE INDEX

                                  [LINE CHART]

---------------------------------------
JSAM INSTITUTIONAL LARGE CAP VALUE FUND
     AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------
      1 Year        Since Inception*
      (71.46%)         (32.46%)
---------------------------------------

          JSAM Institutional Large Cap Value Fund    Russell 1000(R) Value Index

  Date                   Balance                               Balance
  ----                   -------                               -------
 6/20/05                  10,000                                10,000
 6/30/05                   9,720                                 9,806
 9/30/05                   9,724                                10,187
12/31/05                  10,143                                10,316
 3/31/06                  10,549                                10,928
 6/30/06                  10,351                                10,993
 9/30/06                  10,816                                11,677
12/31/06                  11,899                                12,611
 3/31/07                  11,882                                12,767
 6/30/07                  12,791                                13,397
 9/30/07                  10,944                                13,365
12/31/07                   8,761                                12,590
 3/31/08                   7,449                                11,492
 6/30/08                   6,378                                10,881
 9/30/08                   4,109                                10,217
12/31/08                   2,501                                 7,951

Past performance is not predictive of future performance.

*     The initial public offering commenced on June 20, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE JSAM INSTITUTIONAL VALUE FUND
SUB-ADVISED BY JS ASSET MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone JSAM Institutional Value Fund was -75.05% for the year ended December 31, 2008. The total return of the Russell Midcap(R) Value Index was -38.44% for the same period. We are extremely disappointed in our performance but we continue to believe in our strategy.

Late in the summer, we were critical of the government's preemptive intervention in the markets, and in hindsight we believe the nationalization of several financial firms and the failure of others caused the market to go into a tailspin. Volatility reached levels not seen since the Depression. Financials and cyclical stocks were devastated and only stocks perceived as safe from the Utilities and Consumer Staples sectors did relatively well.

PORTFOLIO REVIEW

Alongside the financial industry malaise, the Financials sector underperformed versus the benchmark as the Fund owned fewer names but in larger position sizes than the benchmark. Cyclical stocks in the Information Technology, Consumer Discretionary, and Industrials sectors also performed poorly. The Fund's long held underweight in the Materials sector was a positive contributor along with Health Care sector holdings.

Holdings from the Financials and Consumer Discretionary sectors were the largest detractors from performance versus the Russell Midcap(R) Value Index. Some of the stocks include LandAmerica Financial Group, Citigroup Inc., Genworth Financial, and Fannie Mae from the Financials sector, Hudson Highland Group from the Industrials sector, and Libbey Inc. from the Consumer Discretionary sector. Positive contributors included Conseco Inc., Morgan Stanley, Oriental Financial Group, and JPMorgan Chase & Co. from the Financials sector and Pulte Homes from the Consumer Discretionary sector.

JSAM's strategy has always been to exploit fear and not run from it. This is the strategy of a true deep value manager. That strategy of buying the deepest value stocks with fundamental catalysts has often protected our investors in periods of decline (2000-2001 for example) but that has not been the case this cycle. When this cycle turns, it may provide deep value investors great opportunity for some of the best returns on their investments.

In previous letters, we highlighted how in this momentum market price has become irrelevant. It is important to understand that the Fund's deep value portfolio looks nothing like the Index. For its holdings, the price/book is one-third that of the Index, the price/sales is one-fifth and price/cash flow nearly one-tenth, per Morningstar data. The last 18 months have been a momentum market and the deeper value a portfolio was positioned, the worse it performed. As deep value managers, we have been fishing in a toxic pool in 2007 and 2008. A proxy for deep value investing is the bottom decile P/B of the Russell 1000(R) Index which was down 73% in 2008. The good news, however, is that over the long run, deep value has outperformed the Value Indices but it does require great fortitude. Whenever the market returns to fundamentals (it may have started November 20th), we would expect this strategy to do well. The pain endured has been extreme. Now that a recession has been declared, economically sensitive stocks and value stocks in general should do well.

While we believe the stocks we hold have great upside, our Financials allocation remains underweight compared with the Index as risks are high and we are finding other areas (Energy and Technology) where we see similar upside with better catalysts. As the Materials and Consumer Staples sectors are not cheap, we continue to have an underweight position.

The Financials sector's weight in the S&P 500 is 40% less than it was just 18 months ago. We believe the Fund's holdings in this area could double or triple in value. Capital at some of the large banks (measured by Tier 1 ratios) is twice the statutory requirement and nearly twice the level going into the downturn. We think we have seen the worst of the mark to market losses, but still see worsening trends for commercial real estate, C&I loans, and credit cards. Commercial real estate is facing higher cap rates, lower occupancy and lower rents and we are only half way through a likely 30-35% price decline. With the decline in valuation of other sectors, we are maintaining the Fund's financial weight, but not increasing it. We are concerned about regional banks, as their losses are still in "early innings," and thus we hold larger money center banks that have already marked to market much of their losses.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

For over two years the Fund has been significantly underweight Energy sector stocks and we have been quite vocal about the commodity and emerging markets bubble. Now with oil prices down from $147/bbl to $40/bbl, we are finding natural gas stocks, in particular, to be attractive. We have purchased Chesapeake Energy, XTO Energy, and Nabors Industries. We are attracted to natural gas, as the combination of sharp depletion rates (30%) and declining drilling activity due to poor returns on investment at sub $7 Henry Hub price, should result in better supply/demand during 2009. Basic commodities, such as steel, copper, and aluminum have a relatively unattractive supply/demand outlook.

It is clear now that the demand destruction tipping point for oil was reached in June when oil peaked at $147/bbl; and emerging markets were not immune. With oil at $40/bbl and natural gas at $5.50, we are now below the marginal cost of production. Capital spending is being trimmed. But oil is a very long cycle commodity and the integrated producers have strong balance sheets so they are able to sustain long-term capital projects even in a low price environment. Oil takes a long time for supply to re-adjust. U.S. natural gas, on the other hand, is generally produced by E&P companies whose balance sheets are more levered as they spend all their cash flows. Capital spending budgets will be cut much more quickly and U.S. natural gas has sharp depletion curves, thereby causing natural gas supply to decline fairly rapidly. We think U.S. natural gas supply/demand will be in balance before year-end. We remain less interested in other basic commodities, as China has dramatically increased its capital spending over the last several years - much of it in the steel, iron, and chemical industries and the capacity is just ramping up.

The Fund's large publicly traded homebuilders stocks (Household Durables in the Consumer Discretionary sector) are generating significant free cash flow and have cash on the balance sheet to pay all debt obligations for several years. They have generally undrawn lines of credit. They are selling for a fraction of their book value, which has been written down by over 40% on average. With long-term debt structures, we believe they will gain market share from the mom-and-pop regional builders who are financed with bank loans which are being pulled. With home prices and mortgage rates down, affordability is the best it has been in over 30 years. For example, California has seen existing home sales up near 100% for several months, which is working down the inventory overhang.

CURRENT STRATEGY AND OUTLOOK

According to Louis Lowenstein, a notable Columbia Professor, few true deep value managers remain. While we are lonely, JSAM is sticking to its strategy of buying deep value stocks with catalysts. We believe the unprecedented global fiscal and monetary policy should eventually work. When credit spreads improve, the wide spread pessimism will switch to optimism, in our opinion. As stock valuations (particularly value stocks) are at record lows, we believe the prospective 10 year return will likely provide deep value investors great opportunity.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
   IN THE JSAM INSTITUTIONAL VALUE FUND AND THE RUSSELL MIDCAP(R) VALUE INDEX

                                  [LINE CHART]

---------------------------------------
     JSAM INSTITUTIONAL VALUE FUND
     AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------
      1 Year        Since Inception*
      (75.05%)         (35.17%)
---------------------------------------

               JSAM Institutional Value Fund       Russell Midcap(R) Value Index

  Date                   Balance                               Balance
  ----                   -------                               -------
06/17/05                  10,000                                10,000
06/30/05                   9,650                                 9,987
09/30/05                   9,968                                10,522
12/31/05                  10,469                                10,663
03/31/06                  11,051                                11,475
06/30/06                  10,175                                11,411
09/30/06                  10,442                                11,814
12/31/06                  11,971                                12,818
03/31/07                  12,353                                13,441
06/30/07                  13,031                                13,932
09/30/07                  10,343                                13,437
12/31/07                   8,641                                12,635
03/31/08                   7,969                                11,543
06/30/08                   6,263                                11,551
09/30/08                   4,357                                10,683
12/31/08                   2,156                                 7,778

Past performance is not predictive of future performance.

*     The initial public offering commenced on June 17, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE MAZAMA INSTITUTIONAL GROWTH FUND
SUB-ADVISED BY MAZAMA CAPITAL MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Mazama Institutional Growth Fund was -44.13% for the period since inception January 30, 2008 to December 31, 2008. The total return of the Russell Midcap(R) Growth Index was -39.04% for the same period.

After an unprecedented barrage of bad news in the third quarter, the financial crisis worsened into a full blown financial panic by the middle of the fourth, prompting Congress to pass the Emergency Economic Stabilization Act of 2008 and the U.S. Treasury to commit half of the $700 billion in the Troubled Asset Relief Program (TARP). By the time the year was over the stock market had lost over a third of its value, posting the worst calendar year results since 1931. Adding fuel to the fire was the staggering volume of hedge fund redemptions totaling over $200 billion for the year, which created forced selling and added significant downward pressure to stock prices.

Meanwhile, the likelihood of a global recession became a foregone conclusion after the Bureau of Economic Statistics announced the U.S. economy had been in recession since December 2007. Good news was clearly in short supply throughout the year, but consumers and businesses did get some relief in the fourth quarter in the form of a dramatic drop in energy prices, which became the latest in a series of bubbles to pop as slowing energy demand conspired with a worldwide slowdown in economic activity. The price of oil dropped from its peak of $145 per barrel in July to $30 in mid-December to close out the year at $45 per barrel. Conversely, in an otherwise bleak year, the stock market managed to rally during the latter half of the fourth quarter.

While it is not yet known whether we will look back at the November market low as a turning point in the current investment environment or simply another bear market rally, we are highly confident that the next five years will be significantly better than the past five years for traditional long-only growth investors with enough experience and determination to stay true to their investment process and style.

PORTFOLIO REVIEW

Growth stock price/earnings ratios have not been this low since 1987 when they were priced at 11 or 12 times expected earnings. What followed was an unprecedented bull market for growth stocks that ended nearly 13 years later. Likewise, growth price/earnings ratios relative to those of value stocks are currently at historical lows based on next year's expected earnings. This is despite the fact that growth stock earnings are expected to grow at 15 percent a year over the long term versus only 9 percent for value stocks. Meanwhile, earnings expectations have already been revised downward significantly over the past year to reflect the current business climate, which we believe understates the long term earnings potential of the growth stocks universe as a whole, and to a greater degree, the Fund. We believe earnings for the top thirty securities in the Fund will grow at least 30 percent per year over the next five years. Independent IBES estimates show long term earnings growth rates for the strategy at 18 percent annually, which is double the expected rate of growth for value stocks and significantly more robust than the 15 percent earnings growth expected for mid-cap growth stocks.

The Utilities and Materials sectors contributed positively to relative returns during the year, led by Ormat Technologies, a leading vertically integrated company dedicated to providing solutions for geothermal power plants and recovered energy companies. In Materials, Ecolab, a developer and marketer of cleaning, sanitizing, pest control, maintenance and repair products and services also contributed positively. Detracting from relative returns was the Consumer Discretionary sector, led by the Textiles Apparel & Luxury Goods and Specialty Retail industries, and the Information Technology sector. Specifically, Marvell Technology Group, within the Semiconductors & Semiconductor Equipment industry, detracted the most from relative performance.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

CURRENT STRATEGY AND OUTLOOK

While the current low valuations reflect uncertainty about future earnings, it is our view that we are at or near a point where valuations are so compressed that the relative risk/reward proposition offered by growth stocks attracts a dramatically increased flow of capital from around the world. Investors are faced with an opportunity set that includes historically expensive U.S. value stocks, painfully low yielding bonds, an unsteady real estate market, turbulent international equity and fixed income markets, and beleaguered private equity and hedge funds.

The conditions for a record rebound in mid-cap growth stocks continue to mount. Cash has been stockpiled around the world before and as a result of the turbulence and uncertainty in longer-term investments. The U.S. stock market has suffered its worst one-year and ten-year periods since the 1930s, leaving current valuations for growth stocks historically low on both an absolute and relative basis compared to value stocks. Meanwhile, international markets fared even worse than U.S. equities in 2008. In the throes of their own troubled economies and financial markets, investors around the world will likely look to our stock market, and later our economy, to lead in a global recovery. When we will see a recovery is uncertain; however on average, the stock market leads the economy by nine months.

As for when to expect a recovery in the U.S. economy, we know that this recession has already outlasted the average length of a U.S. recession and is within 10 months of a post depression record. We also know that the economy has just begun receiving what will surely be the largest injection of liquidity in history as the U.S. government rolls out part two of an unparalleled stimulus package that will include a wide range of monetary and fiscal action along with the expectation that all major world governments participate. We expect this to attract trillions of dollars back into the U.S. equity market which, despite what we may sometimes fear, remains the most stable and efficient market in the world.

As we embark on a new year and we look back on the very difficult year now behind us, we remain confident that our discipline, hard work, and patience as professional investors and fellow clients will again be rewarded. While we know that some have not had the patience to stay the course, we look forward to the spoils ahead for those of us who remain true growth stock investors.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THE MAZAMA INSTITUTIONAL GROWTH FUND AND THE RUSSELL MIDCAP(R) GROWTH INDEX

                                  [LINE CHART]

---------------------------------------
   MAZAMA INSTITUTIONAL GROWTH FUND
             TOTAL RETURNS
---------------------------------------
            Since Inception*
               (44.13%)
---------------------------------------

              Mazama Institutional Growth Fund    Russell Midcap(R) Growth Index

  Date                   Balance                               Balance
  ----                   -------                               -------
 1/30/08                   10,000                               10,000
 1/31/08                   10,000                               10,079
 2/29/08                    9,680                                9,926
 3/31/08                    9,883                                9,750
 4/30/08                   10,684                               10,458
 5/31/08                   11,134                               11,009
 6/30/08                    9,927                               10,204
 7/31/08                    9,386                                9,817
 8/31/08                    9,416                                9,907
 9/30/08                    8,020                                8,393
10/31/08                    6,424                                6,551
11/30/08                    5,220                                5,880
12/31/08                    5,587                                6,096

Past performance is not predictive of future performance.

*     The initial public offering commenced on January 30, 2008.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND
SUB-ADVISED BY SANDS CAPITAL MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Sands Capital Institutional Growth Fund was -48.45% for the one year period ended December 31, 2008. The total return of the Russell 1000(R) Growth Index was -38.44% for the same period.

PORTFOLIO REVIEW

The Fund's underperformance was primarily attributable to the negative effects of security selection. Overweight positions relative to the benchmark in Las Vegas Sands, National Oilwell Varco, Google, Intuitive Surgical, and Schlumberger were the most significant detractors from relative performance during the year. The largest contributors to relative performance were Genentech, Genzyme and Visa.

In terms of sector allocation, the largest detractor from relative performance was an underweight position in Consumer Staples. Other relative detractors included overweight positions in Financials and Energy. An overweight position relative to the benchmark in Health Care was the largest contributor to relative performance.

We initiated positions in four new securities during the year. Visa was added to the Fund at the time of its initial public offering (IPO) in March 2008. Mindray Medical International, Monsanto, and Qualcomm were added to the Fund in the fourth quarter.

A total of seven positions were eliminated from the Fund during the year, including Yahoo, Teva Pharmaceuticals, and Lowe's Companies in the first quarter; Walgreen, in the second quarter; and Genentech in the third quarter. The securities sold from the Fund during the fourth quarter were Cerner and Expeditors International of Washington.

CURRENT STRATEGY AND OUTLOOK

During the year, the Fund posted solid operating results. For the third quarter, the Fund in aggregate generated 24 percent quarter-over-quarter revenue growth and 34 percent quarter-over-quarter earnings per share growth. While fourth quarter results are in the midst of being reported, early indications are that many of the securities in the Fund continue to generate top and bottom line growth in excess of the benchmark.

2008 was a year characterized by a dramatic rise in risk aversion and a year in which investors became unwilling to pay for future earnings growth. At present, the Fund's earnings growth is occurring in a market environment that appears to be pricing in a far more dire impact on each business than our research suggests will be the case. This is not to say the Fund is immune to the macro environment. The weighted-average expected forward five-year earnings per share growth rate was 26 percent on an average annual basis in September 2008, and it has now been reduced to 20 percent with most of the revisions occurring in 2009 estimated earnings.

Nevertheless, a 20 percent average annual forward five-year earnings growth rate represents significant above-average growth--well above the 13 percent long-term expected growth rate for the Russell 1000(R) Growth Index.

At present, this earnings growth is occurring in a market environment characterized by severe risk aversion, shortened time horizons, and forced selling due to de-levering and fund redemptions. The result is a temporary mismatch between fundamentals and valuations that is as extreme as anything we've experienced before. This is very frustrating--to us and to our clients. However, there is nothing we have seen or heard to suggest the underlying tenet of our investment philosophy--a belief that, over the long run stock price appreciation is driven by earnings growth--is flawed. As long-term investors one thing we know to be true is that extraordinary events can often lead to extraordinary opportunity. We believe that we are in the midst of exactly such a situation.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

Valuations of growth stocks, and of many of our securities in particular, are implying essentially an "in-line-with-GDP growth scenario" (i.e., very low growth). The Russell 1000(R) Index, the Russell 1000(R) Growth Index, and the Russell 1000(R) Value Index are all converging to a forward price/earnings multiple in the range of 10 times, which is significant. It means that the market is valuing classic growth companies as if they were an annuity growing in line with GDP. For this to be true, one would have to have an exceptionally draconian view of global economic growth going forward. This is a very important implication because if one disagrees with it that means there is tremendous upside to owning classic growth businesses at these prices--as long as they deliver the expected growth. We maintain a very high degree of conviction that the companies held will continue delivering significant above-average growth over the long-term.

While the future always holds uncertainty, we believe that appropriate, timely, and powerful solutions to the credit crisis will materialize. We point out that banks are in the business of lending money. They have to do this to survive. The coordinated global government response is unprecedented and also very different from the analogy that some observers like to draw--Japan in the 1990s. The other storm, namely the global economic slowdown, will resolve itself in time as well. As a result of population growth, the continued rise of free market economies, the increasing ease with which capital flows across borders, technology-driven innovation, and the never-ending desire to achieve a better standard of living in all parts of the word, the global economy will eventually resume its growth trajectory.

Importantly, history suggests that stock market recoveries occur well before economic recoveries. As we like to say at Sands Capital, you have to "be there," not "get there." In other words, investors need to be positioned in the right companies before the market turns, not after. Having adhered assiduously to our investment philosophy and strategy, we believe Fund shareholders are uniquely positioned to benefit from this recovery. We also think there is a case to be made that this recovery could be dramatic given the current compelling valuations. The market at this moment is gripped by fear, panic, and severe risk aversion. This too shall pass. Looking forward, we believe that patience will be rewarded--and so too will the Fund's concentrated portfolio of high-quality growth businesses.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
  SANDS CAPITAL INSTITUTIONAL GROWTH FUND AND THE RUSSELL 1000(R) GROWTH INDEX

                                  [LINE CHART]

---------------------------------------
SANDS CAPITAL INSTITUTIONAL GROWTH FUND
     AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------
      1 Year        Since Inception*
      (48.45%)         (9.34%)
---------------------------------------

          Sands Capital Institutional Growth Fund   Russell 1000(R) Growth Index

  Date                   Balance                               Balance
  ----                   -------                               -------
 1/21/05                  10,000                                10,000
 3/31/05                   9,760                                 9,938
 6/30/05                  10,490                                10,183
 9/30/05                  11,050                                10,591
12/31/05                  11,790                                10,907
 3/31/06                  11,600                                11,244
 6/30/06                  10,690                                10,806
 9/30/06                  10,790                                11,231
12/31/06                  11,100                                11,896
 3/31/07                  11,390                                12,038
 6/30/07                  11,869                                12,863
 9/30/07                  12,979                                13,405
12/31/07                  13,179                                13,302
 3/31/08                  11,199                                11,948
 6/30/08                  11,719                                12,097
 9/30/08                   9,780                                10,605
12/31/08                   6,794                                 8,188

Past performance is not predictive of future performance.

*     The initial public offering commenced on January 21, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
December 31, 2008
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

================================================================================
JSAM INSTITUTIONAL LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Financials                                                                 30.6
Consumer Discretionary                                                     18.1
Information Technology                                                     15.4
Utilities                                                                   8.9
Energy                                                                      8.7
Consumer Staples                                                            6.2
Miscellaneous                                                               6.0
Industrials                                                                 3.3
Telecommunication Services                                                  2.5
Materials                                                                   0.2
Investment Funds                                                           22.6
Other Assets/Liabilities (Net)                                            (22.5)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
================================================================================

================================================================================
MAZAMA INSTITUTIONAL GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Information Technology                                                     27.2
Financials                                                                 18.8
Health Care                                                                15.7
Consumer Discretionary                                                     12.8
Industrials                                                                10.0
Energy                                                                      8.1
Telecommunication Services                                                  4.0
Consumer Staples                                                            1.6
Materials                                                                   1.0
Investment Funds                                                           27.1
Other Assets/Liabilities (Net)                                            (26.3)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
================================================================================

================================================================================
JSAM INSTITUTIONAL VALUE FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Consumer Discretionary                                                     31.4
Financials                                                                 23.6
Information Technology                                                     13.6
Industrials                                                                10.7
Energy                                                                      9.2
Utilities                                                                   7.8
Materials                                                                   0.6
Investment Funds                                                           18.7
Other Assets/Liabilities (Net)                                            (15.6)
                                                                         ------
TOTAL                                                                     100.0
                                                                         ------
================================================================================

================================================================================
SANDS CAPITAL INSTITUTIONAL GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Information Technology                                                     30.0
Health Care                                                                23.8
Consumer Discretionary                                                     13.4
Energy                                                                     12.8
Financials                                                                 10.4
Telecommunication Services                                                  3.1
Materials                                                                   2.7
Industrials                                                                 1.8
Investment Funds                                                           14.6
Other Assets/Liabilities (Net)                                            (12.6)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 2008
--------------------------------------------------------------------------------

                                                             JSAM
                                                         INSTITUTIONAL         JSAM           MAZAMA      SANDS CAPITAL
                                                           LARGE CAP      INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
                                                             VALUE             VALUE          GROWTH         GROWTH
                                                             FUND              FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At cost                                               $    14,274,607  $    21,255,328  $  22,197,008  $   993,811,904
========================================================================================================================
  Affiliated securities, at market value                $        30,239  $       186,990  $     163,358  $    11,655,145
  Non-affiliated securities, at market value                  7,155,415        6,592,168     16,825,624      654,361,606
------------------------------------------------------------------------------------------------------------------------
  At market value - including $1,281,788, $915,892,
     $3,488,127, and $75,063,949 of securities loaned
     for the JSAM Institutional Large Cap Value Fund,
     JSAM Institutional Value Fund, Mazama
     Institutional Growth Fund, and Sands Capital
     Institutional Growth Fund, respectively.           $     7,185,654  $     6,779,158  $  16,988,982  $   666,016,751
Dividends and interest receivable                                 5,442            4,449          6,067          320,785
Receivable for capital shares sold                                   --               --             --        1,682,629
Receivable for securities sold                                   37,261           36,455        368,753        1,660,689
Receivable for securities lending income                            673            1,159         12,138           82,059
Other assets                                                         --               --             --           12,774
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                  7,229,030        6,821,221     17,375,940      669,775,687
------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable upon return of securities loaned                      1,293,254          911,444      3,480,132       74,842,375
Dividends payable                                                    --              159             --               --
Payable for capital shares redeemed                              25,794               --             --        1,675,603
Payable for securities purchased                                 33,414           37,052        426,861        1,312,987
Payable to Advisor                                                3,425            3,905         10,086          387,285
Other accrued expenses and liabilities                            5,790            6,320          4,351               --
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             1,361,677          958,880      3,921,430       78,218,250
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                              $     5,867,353  $     5,862,341  $  13,454,510  $   591,557,437
========================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                         $    23,738,094  $    45,871,045  $  22,726,445  $ 1,022,189,468
Accumulated net investment loss                                      --             (159)            --               --
Accumulated net realized losses on investments              (10,781,788)     (25,532,375)    (4,063,909)    (102,836,878)
Net unrealized depreciation on investments                   (7,088,953)     (14,476,170)    (5,208,026)    (327,795,153)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                              $     5,867,353  $     5,862,341  $  13,454,510  $   591,557,437
========================================================================================================================

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                  3,047,307        3,215,914      2,425,624       91,042,334
========================================================================================================================
Net asset value, offering price and redemption price
  per share                                             $          1.93  $          1.82  $        5.55  $          6.50
========================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                            JSAM
                                                         INSTITUTIONAL         JSAM          MAZAMA       SANDS CAPITAL
                                                           LARGE CAP      INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
                                                             VALUE             VALUE         GROWTH          GROWTH
                                                             FUND              FUND          FUND(B)          FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                    $        10,942  $        12,155  $      14,267  $       567,655
Dividends from non-affiliated securities (A)                    222,566          400,058         95,407        3,186,510
Interest                                                             94              179            452              470
Income from securities loaned                                    45,863          148,515        115,609        1,053,383
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         279,465          560,907        225,735        4,808,018
------------------------------------------------------------------------------------------------------------------------

EXPENSES
Unified management fee                                           74,724          160,381        127,634        8,582,336
Registration fees                                                16,894           13,997          4,437           43,935
Miscellaneous expenses                                            3,802            4,039          1,712          194,740
------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                   95,420          178,417        133,783        8,821,011
Other operating expenses reimbursed by the Advisor              (17,515)         (11,896)        (1,781)              --
------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                     77,905          166,521        132,002        8,821,011
------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                    201,560          394,386         93,733       (4,012,993)
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from security transactions               (8,732,844)     (17,569,212)    (4,064,539)     (98,617,235)
Net change in unrealized appreciation/depreciation on
  investments                                                (3,075,416)      (5,694,172)    (5,208,026)    (533,006,141)
------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS           (11,808,260)     (23,263,384)    (9,272,565)    (631,623,376)
------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS              $   (11,606,700) $   (22,868,998) $  (9,178,832) $  (635,636,369)
========================================================================================================================

(A)    Net of foreign tax withholding of:               $             9  $           954  $          --  $            --

(B)    Represents the period from commencement of operations (January 30, 2008) through  December 31, 2008.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             JSAM INSTITUTIONAL                 JSAM
                                                              LARGE CAP VALUE             INSTITUTIONAL VALUE
                                                                    FUND                         FUND
--------------------------------------------------------------------------------------------------------------------
                                                            YEAR            YEAR            YEAR            YEAR
                                                            ENDED           ENDED           ENDED           ENDED
                                                        DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                            2008            2007            2008            2007
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                   $    201,560    $    266,603    $    394,386    $    481,795
Net realized losses from security transactions            (8,732,844)       (341,595)    (17,569,212)     (7,881,253)
Net change in unrealized appreciation/depreciation on
  investments                                             (3,075,416)     (5,590,818)     (5,694,172)     (9,005,472)
--------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS               (11,606,700)     (5,665,810)    (22,868,998)    (16,404,930)
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                  (205,374)       (266,877)       (401,184)       (481,793)
From net realized gains                                           --      (2,017,287)             --        (275,244)
--------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
  SHAREHOLDERS                                              (205,374)     (2,284,164)       (401,184)       (757,037)
--------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                  7,264,882       5,735,919       9,649,898      43,367,825
Reinvested distributions                                     198,787       2,181,378         399,926         509,170
Payments for shares redeemed                              (5,696,679)     (5,901,020)     (5,521,994)    (12,312,776)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS         1,766,990       2,016,277       4,527,830      31,564,219
--------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  (10,045,084)     (5,933,697)    (18,742,352)     14,402,252

NET ASSETS
Beginning of year                                         15,912,437      21,846,134      24,604,693      10,202,441
--------------------------------------------------------------------------------------------------------------------
End of year                                             $  5,867,353    $ 15,912,437    $  5,862,341    $ 24,604,693
====================================================================================================================

ACCUMULATED NET INVESTMENT LOSS                         $         --    $         --    $       (159)   $        (17)
====================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets  (Continued)
--------------------------------------------------------------------------------

                                                                         MAZAMA                SANDS CAPITAL
                                                                     INSTITUTIONAL             INSTITUTIONAL
                                                                         GROWTH                    GROWTH
                                                                          FUND                      FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                          PERIOD              YEAR               YEAR
                                                                          ENDED               ENDED              ENDED
                                                                       DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                          2008(A)              2008               2007
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                        $        93,733    $    (4,012,993)   $    (4,167,635)
Net realized gains (losses) from security transactions                   (4,064,539)       (98,617,235)        63,629,430
Net change in unrealized appreciation/depreciation on investments        (5,208,026)      (533,006,141)       163,397,854
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    (9,178,832)      (635,636,369)       222,859,649
-------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                  (98,683)                --                 --
From net realized gains                                                          --        (25,298,914)                --
-------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                   (98,683)       (25,298,914)                --
-------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                                22,633,550        479,719,949        420,293,245
Reinvested distributions                                                     98,683         24,184,001                 --
Payments for shares redeemed                                                   (208)      (626,905,070)      (502,110,289)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS            22,732,025       (123,001,120)       (81,817,044)
-------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  13,454,510       (783,936,403)       141,042,605

NET ASSETS
Beginning of period                                                              --      1,375,493,840      1,234,451,235
-------------------------------------------------------------------------------------------------------------------------
End of period                                                       $    13,454,510    $   591,557,437    $ 1,375,493,840
=========================================================================================================================

ACCUMULATED NET INVESTMENT LOSS                                     $            --    $            --    $            --
=========================================================================================================================

(A) Represents the period from commencement of operations (January 30, 2008) through December 31, 2008.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

JSAM INSTITUTIONAL LARGE CAP VALUE FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                             PERIOD
                                                                         YEAR ENDED DECEMBER 31,             ENDED
                                                                 ---------------------------------------   DECEMBER 31,
                                                                   2008         2007            2006         2005(A)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $     6.92    $     10.95    $      9.97    $     10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                               0.09           0.13           0.12           0.05
  Net realized and unrealized gains (losses) on investments          (4.99)         (3.00)          1.59           0.09
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (4.90)         (2.87)          1.71           0.14
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.09)         (0.13)         (0.12)         (0.05)
  Distributions from net realized gains                                 --          (1.03)         (0.61)         (0.12)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.09)         (1.16)         (0.73)         (0.17)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                $     1.93    $      6.92    $     10.95    $      9.97
===========================================================================================================================
Total return                                                        (71.46%)       (26.37%)        17.32%          1.43%(B)
===========================================================================================================================
Net assets at end of period (000's)                             $    5,867    $    15,912    $    21,846    $    14,673
===========================================================================================================================
Ratio of net expenses to average net assets                           0.73%          0.77%          0.75%          0.71%(C)
Ratio of gross expenses to average net assets                         0.89%          0.77%          0.75%          0.71%(C)
Ratio of net investment income to average net assets                  1.89%          1.22%          1.18%          1.24%(C)
Portfolio turnover rate                                                 88%            72%            82%            45%(B)

(A) Represents the period from commencement of operations (June 20, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

JSAM INSTITUTIONAL VALUE FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                               PERIOD
                                                                           YEAR ENDED DECEMBER 31,             ENDED
                                                                -----------------------------------------    DECEMBER 31,
                                                                   2008         2007           2006            2005(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $     7.47    $     10.65    $     10.33    $    10.00
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                               0.10           0.17           0.02          0.02
  Net realized and unrealized gains (losses) on investments          (5.65)         (3.10)          1.45          0.45
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (5.55)         (2.93)          1.47          0.47
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.10)         (0.17)         (0.02)        (0.02)
  Distributions from net realized gains                                 --          (0.08)         (1.13)        (0.12)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.10)         (0.25)         (1.15)        (0.14)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                $     1.82    $      7.47    $     10.65    $    10.33
==========================================================================================================================
Total return                                                        (75.05%)       (27.81%)        14.35%         4.69%(B)
==========================================================================================================================
Net assets at end of period (000's)                             $    5,862    $    24,605    $    10,202    $    7,714
==========================================================================================================================
Ratio of net expenses to average net assets                           0.83%          0.83%          0.90%         0.83%(C)
Ratio of gross expenses to average net assets                         0.89%          0.83%          0.90%         0.83%(C)
Ratio of net investment income to average net assets                  1.97%          1.94%          0.24%         0.34%(C)
Portfolio turnover rate                                                 89%           128%            88%           43%(B)

(A) Represents the period from commencement of operations (June 17, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

MAZAMA INSTITUTIONAL GROWTH FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                      PERIOD
                                                                      ENDED
                                                                   DECEMBER 31,
                                                                     2008(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                          $     10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                0.05
  Net realized and unrealized losses on investments                   (4.45)
--------------------------------------------------------------------------------
Total from investment operations                                      (4.40)
--------------------------------------------------------------------------------
Dividends from net investment income                                  (0.05)
--------------------------------------------------------------------------------
Net asset value at end of period                                $      5.55
================================================================================
Total return                                                         (44.13%)(B)
================================================================================
Net assets at end of period (000's)                             $    13,455
================================================================================
Ratio of net expenses to average net assets                            0.98%(C)
Ratio of gross expenses to average net assets                          0.99%(C)
Ratio of net investment income to average net assets                   0.70%(C)
Portfolio turnover rate                                                 200%(C)

(A) Represents the period from commencement of operations (January 30, 2008) through December 31, 2008.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

SANDS CAPITAL INSTITUTIONAL GROWTH FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                      PERIOD
                                                                              YEAR ENDED DECEMBER 31,                 ENDED
                                                                -----------------------------------------------    DECEMBER 31,
                                                                      2008            2007            2006            2005(A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $      13.18    $        11.10    $        11.79    $     10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                  (0.04)            (0.04)            (0.04)         (0.02)
  Net realized and unrealized gains (losses) on investments            (6.35)             2.12             (0.65)          1.81
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       (6.39)             2.08             (0.69)          1.79
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                  (0.29)               --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                $       6.50    $        13.18    $        11.10    $     11.79
====================================================================================================================================
Total return                                                          (48.45%)           18.74%            (5.85%)        17.90%(B)
====================================================================================================================================
Net assets at end of period (000's)                             $    591,557    $    1,375,494    $    1,234,451    $   615,503
====================================================================================================================================
Ratio of net expenses to average net assets                             0.80%             0.80%             0.80%          0.79%(C)
Ratio of net investment loss to average net assets                     (0.37%)           (0.31%)           (0.44%)        (0.45%)(C)
Portfolio turnover rate                                                   44%               36%               28%            16%(B)

(A) Represents the period from commencement of operations (January 21, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 2008
--------------------------------------------------------------------------------

1. ORGANIZATION

The Touchstone Institutional Funds Trust (the Trust), a Delaware Business Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with four funds, all of which are non-diversified. The financial statements included herein are those of the Touchstone JSAM Institutional Large Cap Value Fund, Touchstone JSAM Institutional Value Fund, Touchstone Mazama Institutional Growth Fund, and Touchstone Sands Capital Institutional Growth Fund, each a "Fund" and collectively the "Funds". The Funds commenced operations on June 20, 2005, June 17, 2005, January 30, 2008 and January 21, 2005, respectively.

The Funds are registered to offer one class of shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the class of shares currently being offered.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds:

SECURITY VALUATION - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157,"Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles (GAAP) from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

o Level 1 -  quoted prices in active markets for identical securities

o Level 2 -  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

o Level 3 -  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds net assets as of December 31, 2008:

                                                              LEVEL 2 -          LEVEL 3 -
                                                          OTHER SIGNIFICANT     SIGNIFICANT
                                             LEVEL 1 -       OBSERVABLE        UNOBSERVABLE
INVESTMENTS IN SECURITIES:                 QUOTED PRICES       INPUTS             INPUTS
---------------------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund   $  7,185,654          $ --               $ --
JSAM Institutional Value Fund                6,779,158            --                 --
Mazama Institutional Growth Fund            16,988,982            --                 --
Sands Capital Institutional Growth Fund    666,016,751            --                 --

PORTFOLIO SECURITIES LOANED - Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's custodian in an amount at least equal to the market value of the loaned securities.

As of December 31, 2008, the following Funds loaned common stocks and received collateral as follows:

                                          MARKET VALUE         VALUE OF
                                            OF COMMON         COLLATERAL
                                          STOCKS LOANED        RECEIVED
--------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund   $ 1,281,788         $ 1,293,254
JSAM Institutional Value Fund             $   915,892         $   911,444
Mazama Institutional Growth Fund          $ 3,488,127         $ 3,480,132
Sands Capital Institutional Growth Fund   $75,063,949         $74,842,375

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral. Pursuant to the Funds' securities lending agreement, and according to normal operating procedures, the custodian segregated an additional $4,448, $7,995 and $221,574 in collateral the following business day for securities on loan in the JSAM Institutional Value Fund, Mazama Institutional Growth Fund and Sands Capital Institutional Growth Fund, respectively.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan are recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

SHARE VALUATION - The net asset value per share is calculated each business day. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS - The Funds pay distributions of net income quarterly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

ESTIMATES - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

EXPENSES - The Funds pay a unified management fee to Touchstone Advisors, Inc. (the Advisor) for providing or procuring advisory, administration and other services. The Advisor is responsible for compensating any third party engaged to provide services under its supervision and is also responsible for payment of the fees of the independent Trustees, custodian, independent auditor, legal counsel (excluding costs in connection with certain litigation or administrative actions), and the transfer and dividend disbursing agent. The Funds will pay all state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2008:

                           JSAM               JSAM            MAZAMA          SANDS CAPITAL
                       INSTITUTIONAL      INSTITUTIONAL    INSTITUTIONAL      INSTITUTIONAL
                      LARGE CAP VALUE         VALUE           GROWTH             GROWTH
                           FUND               FUND             FUND               FUND
----------------------------------------------------------------------------------------------
Cost of Purchases     $ 12,688,915         $ 24,517,893      $ 47,434,716      $ 479,057,008
Proceeds from Sales   $  9,115,974         $ 17,154,895      $ 24,811,515      $ 622,119,358
----------------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor, the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. (JPMorgan) the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly-owned indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

As of December 31, 2008, 81% of the JSAM Institutional Value Fund was owned by Western-Southern and subsidiaries, respectively.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and the Advisor are permitted to operate in a "Manager-of-Managers" structure.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

AFFILIATED INVESTMENTS - Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment in the Touchstone Institutional Money Market Fund for the year ended December 31, 2008, is noted below:

                                                       SHARE ACTIVITY
                                        -----------------------------------------------
                                        BALANCE                                BALANCE                     VALUE
                                        12/31/07  PURCHASES      SALES         12/31/08    DIVIDENDS     12/31/08
---------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund   --      6,855,951     (6,825,712)       30,239  $  10,942   $         30,239
JSAM Institutional Value Fund             --     11,131,274    (10,944,284)      186,990  $  12,155   $        186,990
Mazama Institutional Growth Fund          --     24,698,745    (24,535,387)      163,358  $  14,267   $        163,358
Sands Capital Institutional Growth Fund   --    545,125,546   (533,470,401)   11,655,145  $ 567,655   $     11,655,145
---------------------------------------------------------------------------------------------------------------------------

MANAGEMENT AGREEMENT - The Trust and the Advisor are parties to a management agreement under which the Advisor receives a fee, calculated daily and paid monthly, of 0.70%, 0.80%, 0.95% and 0.78% per annum of the average daily net assets of the JSAM Institutional Large Cap Value Fund, JSAM Institutional Value Fund, Mazama Institutional Growth Fund, and Sands Capital Institutional Growth Fund, respectively. Under the management agreement, the Advisor continuously reviews, supervises and administers the Funds' investment programs, subject to the supervision of and policies established by the Board of Trustees. Under the management agreement, the Advisor also provides administrative services to the Trust and pays all operating expenses on the Trust's behalf, excluding BlueSky state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

JS Asset Management, LLC ("JSAM"), a SEC registered investment advisor, serves as the sub-advisor to the JSAM Institutional Large Cap Value Fund and JSAM Institutional Value Fund and makes investment decisions for the Funds and also ensures compliance with the Funds' investment policies and guidelines.

Mazama Capital Management, Inc. ("Mazama"), a SEC registered investment advisor, serves as the sub-advisor to the Mazama Institutional Growth Fund and makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines.

Sands Capital Management, LLC, a SEC registered investment advisor, serves as the sub-advisor to the Sands Capital Institutional Growth Fund and makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines.

The Advisor, (not the Funds), pays the Sub-Advisors a fee for their services.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

                                                JSAM INSTITUTIONAL             JSAM INSTITUTIONAL
                                                 LARGE CAP VALUE                     VALUE
                                                       FUND                          FUND
-----------------------------------------------------------------------------------------------------
                                                   YEAR          YEAR          YEAR          YEAR
                                                   ENDED         ENDED         ENDED         ENDED
                                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                                   2008          2007          2008         2007
-----------------------------------------------------------------------------------------------------
Shares sold                                      1,925,287       633,028     1,598,093     3,805,280
Shares reinvested                                   56,624       308,470        94,042        64,513
Shares redeemed                                 (1,235,389)     (635,908)   (1,770,775)   (1,533,278)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      746,522       305,590       (78,640)    2,336,515
Shares outstanding, beginning of year            2,300,785     1,995,195     3,294,554       958,039
-----------------------------------------------------------------------------------------------------
Shares outstanding, end of year                  3,047,307     2,300,785     3,215,914     3,294,554
=====================================================================================================

                                                    MAZAMA                  SANDS CAPITAL
                                              INSTITUTIONAL GROWTH      INSTITUTIONAL GROWTH
                                                    FUND                        FUND
--------------------------------------------------------------------------------------------------
                                                     PERIOD             YEAR            YEAR
                                                     ENDED              ENDED           ENDED
                                                  DECEMBER 31,       DECEMBER 31,     DECEMBER 31,
                                                     2008(A)            2008             2007
--------------------------------------------------------------------------------------------------
Shares sold                                        2,412,028          45,994,085      34,610,503
Shares reinvested                                     13,616           3,761,120              --
Shares redeemed                                          (20)        (63,110,167)    (41,425,271)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      2,425,624         (13,354,962)     (6,814,768)
Shares outstanding, beginning of period                   --         104,397,296     111,212,064
--------------------------------------------------------------------------------------------------
Shares outstanding, end of period                  2,425,624          91,042,334     104,397,296
==================================================================================================

(A) Represents the period from commencement of operations (January 30, 2008) through December 31, 2008.

6. FEDERAL INCOME TAXES

FEDERAL INCOME TAX - It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

The tax character of distributions paid for the years ended December 31, 2008 and 2007 was as follows:

                                  JSAM INSTITUTIONAL       JSAM INSTITUTIONAL
                                 LARGE CAP VALUE FUND          VALUE FUND
--------------------------------------------------------------------------------
                                   2008        2007         2008         2007
--------------------------------------------------------------------------------
From ordinary income           $  205,374   $1,448,818   $  401,184   $  731,010
From long-term capital gains           --      835,346           --       26,027
--------------------------------------------------------------------------------
                               $  205,374   $2,284,164   $  401,184   $  757,037
--------------------------------------------------------------------------------

                         MAZAMA INSTITUTIONAL     SANDS CAPITAL INSTITUTIONAL
                             GROWTH FUND                GROWTH FUND
--------------------------------------------------------------------------------
                                  2008              2008          2007
--------------------------------------------------------------------------------
From ordinary income           $    98,683       $        --   $        --
From long-term capital gains            --        25,298,914            --
--------------------------------------------------------------------------------
                               $    98,683       $25,298,914   $        --
--------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of December 31, 2008:

                                   JSAM INSTITUTIONAL                            MAZAMA        SANDS CAPITAL
                                        LARGE CAP     JSAM INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                       VALUE FUND         VALUE FUND          GROWTH FUND       GROWTH FUND
-------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments   $    15,437,388    $    21,666,558    $    22,714,821    $ 1,039,711,134
-------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                  --                 --              432,767               --
Gross unrealized depreciation            (8,251,734)       (14,887,400)        (6,158,606)      (373,694,383)
-------------------------------------------------------------------------------------------------------------
Net unrealized depreciation              (8,251,734)       (14,887,400)        (5,725,839)      (373,694,383)
Post-October losses                      (1,082,945)        (5,161,472)        (2,664,455)       (53,725,739)
Capital loss carryforward                (8,536,062)       (19,959,673)          (881,641)        (3,211,909)
Other temporary differences                    --                 (159)              --                 --
-------------------------------------------------------------------------------------------------------------
    Accumulated deficit             $   (17,870,741)   $   (40,008,704)   $    (9,271,935)   $  (430,632,031)
=============================================================================================================

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of December 31, 2008, the Funds had the following capital loss carryforwards for federal income tax purposes.
                                                           EXPIRES
FUND                                         AMOUNT      DECEMBER 31,
---------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund   $  8,536,062           2016
                                          ------------
JSAM Institutional Value Fund             $  3,875,886           2015
                                            16,083,787           2016
                                          ------------
                                          $ 19,959,673
                                          ------------
Mazama Institutional Growth Fund          $    881,641           2016
                                          ------------
Sands Capital Institutional Growth Fund   $  3,211,909           2016
                                          ------------

The capital loss carryforwards may be utilized in future years to offset net realized capital gain, if any, prior to distributing such gains to shareholders.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications of net investment loss have been made to the following Funds for the year ended December 31, 2008:

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

                                                        UNDISTRIBUTED    ACCUMULATED
                                            PAID-IN     NET INVESTMENT   NET REALIZED
                                            CAPITAL        INCOME       GAINS (LOSSES)
--------------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund   $    (3,814)   $     3,814     $        --
JSAM Institutional Value Fund             $    (6,656)   $     6,656     $        --
Mazama Institutional Growth Fund          $    (5,580)   $     4,950     $       630
Sands Capital Institutional Growth Fund   $(4,012,993)   $ 4,012,993     $        --
--------------------------------------------------------------------------------------

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2005 through 2007) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. CONCENTRATIONS/RISKS

Each Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds' net asset value and magnified effect on the total return.

9. SUBSEQUENT EVENT

Effective January 1, 2009, the Trust and the Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the JSAM Institutional Large Cap Value Fund, JSAM Institutional Value Fund, Mazama Institutional Growth Fund, and Sands Capital Institutional Growth Fund.

--------------------------------------------------------------------------------
Portfolio of Investments
JSAM Institutional Large Cap Value Fund - December 31, 2008
--------------------------------------------------------------------------------

                                                                     MARKET
PREFERRED STOCK -- 0.8%                                SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 0.8%
General Motors Corp.                                    13,500    $    46,440
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.1%
FINANCIALS -- 30.6%
Bank of America Corp.                                   16,500        232,320
Citigroup, Inc.                                         39,050        262,026
Genworth Financial, Inc. - Class A                      62,560        177,045
JPMorgan Chase & Co. +                                   8,800        277,464
KeyCorp                                                 20,300        172,956
MetLife, Inc.                                            5,300        184,758
Morgan Stanley                                          17,300        277,491
Wachovia Corp.                                          37,800        209,412
--------------------------------------------------------------------------------
                                                                    1,793,472
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 17.3%
Centex Corp.                                            31,500        335,160
D R Horton, Inc.                                        38,000        268,660
J.C. Penney Co., Inc.                                    7,300        143,810
Pulte Homes, Inc.                                       24,400        266,692
--------------------------------------------------------------------------------
                                                                    1,014,322
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 15.4%
Alcatel-Lucent - ADR*                                   88,000        189,200
Arrow Electronics, Inc.*                                 2,700         50,868
Avnet, Inc.*                                               800         14,568
BearingPoint, Inc.* +                                    3,576          4,828
Dell, Inc.*                                             23,300        238,592
Lam Research Corp.* +                                    8,200        174,496
Motorola, Inc.                                          44,500        197,135
Novellus Systems, Inc.*                                  2,800         34,552
--------------------------------------------------------------------------------
                                                                      904,239
--------------------------------------------------------------------------------

UTILITIES -- 8.9%
Mirant Corp.*                                            8,800        166,056
Reliant Energy, Inc.*                                   61,900        357,782
--------------------------------------------------------------------------------
                                                                      523,838
--------------------------------------------------------------------------------

ENERGY -- 8.7%
Chesapeake Energy Corp. +                               13,600        219,912
Nabors Industries Ltd.*                                 11,000        131,670
Peabody Energy Corp.                                     1,200         27,300
XTO Energy, Inc.                                         3,800        134,026
--------------------------------------------------------------------------------
                                                                      512,908
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 6.2%
Tyson Foods, Inc. - Class A +                           41,800        366,168
--------------------------------------------------------------------------------

MISCELLANEOUS -- 6.0%
iShares Dow Jones US Home
   Construction                                         19,300        191,070
iShares Russell 1000 Value Index                         1,900         94,088
SPDR S&P Homebuilders ETF                                5,500         65,835
--------------------------------------------------------------------------------
                                                                      350,993
--------------------------------------------------------------------------------

INDUSTRIALS -- 3.3%
Navistar International Corp.* +                          9,000        192,420
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 2.5%
Sprint Nextel Corp.* +                                  80,200        146,766
--------------------------------------------------------------------------------

MATERIALS -- 0.2%
AbitibiBowater, Inc.*                                   22,543         10,595
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 5,815,721
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 22.6%
Invesco AIM Liquid Assets Portfolio **               1,293,254      1,293,254
Touchstone Institutional
   Money Market Fund^                                   30,239         30,239
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                            $ 1,323,493
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 122.5%
(Cost $14,274,607)                                                $ 7,185,654

LIABILITIES IN EXCESS OF OTHER ASSETS -- (22.5%)                   (1,318,301)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 5,867,353
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

+ All or a portion of the security is on loan. The total value of securities on loan as of December 31, 2008, was $1,281,788.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
JSAM Institutional Value Fund - December 31, 2008
--------------------------------------------------------------------------------

                                                                    MARKET
PREFERRED STOCK -- 0.7%                                SHARES       VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 0.7%
General Motors Corp.                                    11,200    $    38,528
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.2%
CONSUMER DISCRETIONARY -- 30.7%
ArvinMeritor, Inc.                                       5,800         16,530
Cavalier Homes, Inc.*                                   36,600         38,064
Centex Corp. +                                          33,100        352,184
Champion Enterprises, Inc.*                             14,000          7,840
Cooper Tire & Rubber Co.                                13,700         84,392
D R Horton, Inc.                                        47,000        332,290
Hovnanian Enterprises, Inc.* +                          29,000         49,880
J.C. Penney Co., Inc. +                                 10,300        202,910
Lear Corp.*                                             18,900         26,649
Libbey, Inc.                                            71,900         89,875
Meritage Homes Corp.*                                    6,700         81,539
Office Depot, Inc.*                                     37,100        110,558
Pulte Homes, Inc.                                       32,500        355,226
Ryland Group, Inc. +                                     3,000         53,010
--------------------------------------------------------------------------------
                                                                    1,800,947
--------------------------------------------------------------------------------

FINANCIALS -- 23.6%
Bank of America Corp.                                   10,300        145,024
Capital One Financial Corp. +                            3,900        124,371
CIT Group, Inc. +                                       21,200         96,248
Citigroup, Inc.                                         40,000        268,400
Conseco, Inc.*                                          23,900        123,802
Genworth Financial, Inc. - Class A                      65,186        184,476
Hartford Financial Services Group, Inc.                  1,100         18,062
JPMorgan Chase & Co. +                                   1,900         59,907
KeyCorp                                                 10,400         88,608
Merrill Lynch & Co., Inc.                                2,200         25,608
MetLife, Inc.                                            1,600         55,776
Morgan Stanley                                          12,000        192,480
--------------------------------------------------------------------------------
                                                                    1,382,762
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 13.6%
Alcatel-Lucent - ADR*                                   87,600        188,340
Alliance Semiconductor Corp.                            50,100         25,050
Arrow Electronics, Inc.*                                 4,500         84,780
Avnet, Inc.*                                             1,000         18,210
BearingPoint, Inc.* +                                    9,678         13,065
Dell, Inc.*                                             10,300        105,472
Lam Research Corp.* +                                    8,200        174,496
Motorola, Inc.                                          25,000        110,750
Novellus Systems, Inc.*                                  4,100         50,594
Qimonda AG - ADR*                                       76,200         28,956
--------------------------------------------------------------------------------
                                                                      799,713
--------------------------------------------------------------------------------

INDUSTRIALS -- 10.7%
Hudson Highland Group, Inc.*                            87,600        293,460
Navistar International Corp.*                           15,600        333,528
--------------------------------------------------------------------------------
                                                                      626,988
--------------------------------------------------------------------------------

ENERGY -- 9.2%
Chesapeake Energy Corp. +                               13,400        216,678
Nabors Industries Ltd.*                                  6,000         71,820
Peabody Energy Corp.                                     1,200         27,300
Range Resources Corp.                                    2,900         99,731
XTO Energy, Inc.                                         3,500        123,445
--------------------------------------------------------------------------------
                                                                      538,974
--------------------------------------------------------------------------------

UTILITIES -- 7.8%
Reliant Energy, Inc.*                                   79,400        458,932
--------------------------------------------------------------------------------

MATERIALS -- 0.6%
AbitibiBowater, Inc.*                                   72,085         33,880
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 5,642,196
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 18.7%
Invesco AIM Liquid Assets Portfolio **                 911,444        911,444
Touchstone Institutional
   Money Market Fund^                                  186,990        186,990
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                            $ 1,098,434
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 115.6%
(Cost $21,255,328)                                                $ 6,779,158

LIABILITIES IN EXCESS OF OTHER ASSETS -- (15.6%)                     (916,817)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 5,862,341
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

+ All or a portion of the security is on loan. The total value of securities on loan as of December 31, 2008, was $915,892.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Mazama Institutional Growth Fund  - December 31, 2008
--------------------------------------------------------------------------------

                                                                     MARKET
PREFERRED STOCK -- 0.8%                                SHARES        VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 0.8%
East West Bancorp, Inc.                                    105    $  113,138
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.4%
INFORMATION TECHNOLOGY -- 27.2%
Activision Blizzard, Inc.* +                            28,000       241,920
Apple, Inc.*                                             1,250       106,688
Applied Materials, Inc.                                  8,700        88,131
Broadcom Corp. - Class A*                                7,500       127,275
Cognizant Technology
   Solutions Corp.* +                                    2,100        37,926
Cree, Inc.*                                              5,100        80,937
Flextronics International Ltd.*                         34,300        87,808
Immersion Corp.*                                        39,900       235,011
Juniper Networks, Inc.*                                  8,500       148,835
Marvell Technology Group Ltd.*                          20,200       134,734
Mastercard, Inc. - Class A +                               875       125,064
MEMC Electronic Materials, Inc.*                         4,900        69,972
Polycom, Inc.*                                          30,975       418,472
Red Hat, Inc.*                                          45,000       594,899
Research in Motion Ltd.*                                   600        24,348
Riverbed Technology, Inc.*                              37,175       423,423
Skyworks Solutions, Inc.* +                             37,800       209,412
TriQuint Semiconductor, Inc.*                          109,400       376,336
Visa, Inc. - Class A                                     2,300       120,635
--------------------------------------------------------------------------------
                                                                   3,651,826
--------------------------------------------------------------------------------

FINANCIALS -- 18.0%
American Express Co.                                     2,000        37,100
Blackstone Group L.P. (The) +                           51,700       337,601
CB Richard Ellis Group, Inc. - Class A*                  6,600        28,512
Charles Schwab Corp. +                                   9,500       153,615
Goldman Sachs Group, Inc.                                1,900       160,341
Invesco Ltd.                                             4,500        64,980
Meruelo Maddux Properties, Inc.*                       100,300       124,372
MSCI, Inc. - Class A*                                   19,200       340,992
NASDAQ OMX Group, Inc.*                                 20,900       516,438
Northern Trust Corp.                                       500        26,070
T. Rowe Price Group, Inc.                                  600        21,264
TD AMERITRADE Holding Corp.*                             6,000        85,500
UCBH Holdings, Inc. +                                   71,500       491,920
Zions Bancorp.                                           1,200        29,412
--------------------------------------------------------------------------------
                                                                   2,418,117
--------------------------------------------------------------------------------

HEALTH CARE -- 15.7%
Allergan, Inc.                                           2,900       116,928
Celgene Corp.*                                             900        49,752
Cubist Pharmaceuticals, Inc.* +                         18,500       446,960
Express Scripts, Inc.*                                   2,600       142,948
Humana, Inc.*                                            1,500        55,920
Illumina, Inc.*                                          7,700       200,585
Intuitive Surgical, Inc.*                                  975       123,815
Medarex, Inc.*                                         105,875       590,783
Metabolix, Inc.* +                                      23,800       302,736
Mylan, Inc.*                                             3,900        38,571
Zimmer Holdings, Inc.*                                   1,000        40,420
--------------------------------------------------------------------------------
                                                                   2,109,418
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 12.8%
Bed Bath & Beyond, Inc.* +                               3,100        78,802
Best Buy Co., Inc.                                       1,200        33,732
Chipotle Mexican Grill, Inc. - Class A* +                4,300       266,514
Coach, Inc.*                                            15,500       321,935
Deckers Outdoor Corp.*                                   3,600       287,532
Guess?, Inc.                                             2,700        41,445
New Oriental Education &
   Technology Group*                                       500        27,455
Nike, Inc. - Class B +                                   1,600        81,600
Polo Ralph Lauren Corp.                                  1,800        81,738
Starbucks Corp.*                                        14,600       138,116
Tiffany & Co.                                            6,200       146,506
TJX Cos., Inc. +                                         4,400        90,508
Urban Outfitters, Inc.*                                  8,600       128,828
--------------------------------------------------------------------------------
                                                                   1,724,711
--------------------------------------------------------------------------------

INDUSTRIALS -- 10.0%
CH Robinson Worldwide, Inc. +                            2,400       132,072
Cummins, Inc.                                            2,200        58,806
Evergreen Solar, Inc.* +                                55,800       178,002
Expeditors International of
   Washington, Inc.                                      2,050        68,204
First Solar, Inc.* +                                     1,250       172,450
Foster Wheeler Ltd.* +                                   2,300        53,774
Jacobs Engineering Group, Inc.* +                        2,400       115,440
Precision Castparts Corp.                                1,900       113,012
Quanta Services, Inc.* +                                 7,200       142,560
SunPower Corp. - Class A* +                              8,425       311,725
--------------------------------------------------------------------------------
                                                                   1,346,045
--------------------------------------------------------------------------------

ENERGY -- 8.1%
Atwood Oceanics, Inc.*                                   8,300       126,824
Continental Resources, Inc.* +                           5,500       113,905
FMC Technologies, Inc.* +                                3,500        83,405
National Oilwell Varco, Inc.*                            2,000        48,880
Noble Corp.                                              6,800       150,008
Range Resources Corp.                                    4,200       144,438
SandRidge Energy, Inc.*                                  5,300        32,595
Southwestern Energy Co.*                                 6,700       194,099
Superior Energy Services, Inc.*                          9,000       143,370
Weatherford International Ltd.*                          4,600        49,772
--------------------------------------------------------------------------------
                                                                   1,087,296
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 4.0%
American Tower Corp. - Class A*                          3,900       114,348
Clearwire Corp. - Class A* +                            47,600       234,668
NII Holdings, Inc.*                                     10,600       192,708
--------------------------------------------------------------------------------
                                                                     541,724
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mazama Institutional Growth Fund  (Continued)
--------------------------------------------------------------------------------

                                                                     MARKET
COMMON STOCKS -- 98.4% (CONTINUED)                     SHARES        VALUE

--------------------------------------------------------------------------------

CONSUMER STAPLES -- 1.6%
Avon Products, Inc.                                      4,600   $   110,538
Whole Foods Market, Inc.                                11,600       109,504
--------------------------------------------------------------------------------
                                                                     220,042
--------------------------------------------------------------------------------

MATERIALS -- 1.0%
Ecolab, Inc.                                             2,100        73,815
Praxair, Inc.                                            1,000        59,360
--------------------------------------------------------------------------------
                                                                     133,175
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                              $13,232,354
--------------------------------------------------------------------------------

                                                                     MARKET
INVESTMENT FUNDS -- 27.1%                              SHARES        VALUE

--------------------------------------------------------------------------------

Invesco AIM Liquid Assets Portfolio **               3,480,132     3,480,132
Touchstone Institutional
   Money Market Fund^                                  163,358       163,358
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                           $ 3,643,490
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 126.3%
(Cost $22,197,008)                                               $16,988,982

LIABILITIES IN EXCESS OF OTHER ASSETS -- (26.3%)                  (3,534,472)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $13,454,510
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

+ All or a portion of the security is on loan. The total value of securities on loan as of December 31, 2008, was $3,488,127.

**    Represents collateral for securities loaned.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Sands Capital Institutional Growth Fund - December 31, 2008
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 98.0%                                  SHARES        VALUE

--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 30.0%
Apple, Inc.*                                             435,750  $  37,191,263
Broadcom Corp. - Class A*                              1,031,400     17,502,858
EMC Corp.*                                             1,641,600     17,187,552
Google, Inc. - Class A*                                  134,100     41,255,864
QUALCOMM, Inc.                                           520,000     18,631,600
Salesforce.com, Inc.* +                                  554,400     17,746,344
Visa, Inc. - Class A                                     532,900     27,950,605
--------------------------------------------------------------------------------
                                                                    177,466,086
--------------------------------------------------------------------------------

HEALTH CARE -- 23.8%
Abraxis BioScience, Inc.*                                 96,275      6,346,448
Allergan, Inc.                                           763,200     30,772,224
Genzyme Corp.*                                           579,300     38,448,141
Intuitive Surgical, Inc.* +                              174,500     22,159,755
Mindray Medical International Ltd. +                     521,700      9,390,600
Stryker Corp.                                            367,900     14,697,605
Varian Medical Systems, Inc.*                            544,000     19,061,760
--------------------------------------------------------------------------------
                                                                    140,876,533
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 13.4%
Amazon.com, Inc.* +                                      798,400     40,941,952
Las Vegas Sands Corp.*                                 2,958,326     17,542,873
Starbucks Corp.*                                       2,191,700     20,733,482
--------------------------------------------------------------------------------
                                                                     79,218,307
--------------------------------------------------------------------------------

ENERGY -- 12.8%
FMC Technologies, Inc.* +                                613,700     14,624,471
National Oilwell Varco, Inc.*                          1,356,557     33,154,254
Schlumberger Ltd.                                        664,256     28,117,956
--------------------------------------------------------------------------------
                                                                     75,896,681
--------------------------------------------------------------------------------

FINANCIALS -- 10.4%
CME Group, Inc. - Class A +                               75,600     15,733,116
IntercontinentalExchange, Inc.*                          435,720     35,920,757
Moody's Corp. +                                          478,700      9,617,083
--------------------------------------------------------------------------------
                                                                     61,270,956
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 3.1%
America Movil S.A. - ADR                                 588,700     18,243,813
--------------------------------------------------------------------------------

MATERIALS -- 2.7%
Monsanto Co.                                             226,900     15,962,415
--------------------------------------------------------------------------------

INDUSTRIALS -- 1.8%
Iron Mountain, Inc.* +                                   428,000     10,584,440
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $ 579,519,231
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 14.6%
Invesco AIM Liquid Assets Portfolio **                74,842,375     74,842,375
Touchstone Institutional
   Money Market Fund^                                 11,655,145     11,655,145
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                            $  86,497,520
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 112.6%
(Cost $993,811,904)                                               $ 666,016,751

LIABILITIES IN EXCESS OF OTHER ASSETS -- (12.6%)                    (74,459,314)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 591,557,437
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

+ All or a portion of the security is on loan. The total value of securities on loan as of December 31, 2008, was $75,063,949.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Institutional Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Institutional Funds Trust, (comprised of the Touchstone JSAM Institutional Large Cap Value Fund, Touchstone JSAM Institutional Value Fund, Touchstone Mazama Institutional Growth Fund and the Touchstone Sands Capital Institutional Growth Fund (the "Funds"), as of December 31, 2008, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2005 were audited by other auditors, whose report dated February 22, 2006, expressed an unqualified opinion on those financial statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Institutional Funds Trust at December 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
February 26, 2009

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

DIVIDEND RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction:

JSAM Institutional Large Cap Value Fund                100%
JSAM Institutional Value Fund                           97%
Mazama Institutional Growth Fund                        98%

PROXY VOTING

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2008" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                                          EXPENSES
                                                NET EXPENSE  BEGINNING     ENDING        PAID DURING
                                                   RATIO      ACCOUNT      ACCOUNT     THE SIX MONTHS
                                                ANNUALIZED     VALUE        VALUE          ENDED
                                                DECEMBER 31,   JULY 1,   DECEMBER 31,   DECEMBER 31,
                                                   2008         2008        2008           2008*
------------------------------------------------------------------------------------------------------
JSAM INSTITUTIONAL LARGE CAP VALUE FUND
    Actual                                         0.57%  $   1,000.00  $     392.10    $     1.99
    Hypothetical                                   0.57%  $   1,000.00  $   1,022.27    $     2.90

JSAM INSTITUTIONAL VALUE FUND
    Actual                                         0.83%  $   1,000.00  $     344.30    $     2.82
    Hypothetical                                   0.83%  $   1,000.00  $   1,020.95    $     4.23

MAZAMA INSTITUTIONAL GROWTH FUND
    Actual                                         1.01%  $   1,000.00  $     562.80    $     3.97
    Hypothetical                                   1.01%  $   1,000.00  $   1,020.06    $     5.13

SANDS CAPITAL INSTITUTIONAL GROWTH FUND
    Actual                                         0.83%  $   1,000.00  $     579.70    $     3.28
    Hypothetical                                   0.83%  $   1,000.00  $   1,020.98    $     4.20

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366]] (to reflect the one-half year period).

ADVISORY AGREEMENT APPROVAL DISCLOSURE

At a meeting held on November 13, 2008, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Institutional Funds Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Management Agreement between the Trust and the Advisor with respect to each Fund of the Trust and of the Sub-Advisory Agreement with respect to each Fund between the Advisor and the respective Sub-Advisor.

In determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Management Agreement and of the respective Sub-Advisory Agreement was in the best interests of each of the Funds and its respective shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies;
(2) comparative performance information; (3) the Advisor and its affiliates' revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisor's personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement with respect to each of the Funds in private sessions with independent legal counsel at which no representatives of management were present.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

In approving the Funds' Management Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Management Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of each Sub-Advisor and the Advisor's timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Management Agreement.

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's business as a whole. The Board noted that the Advisor pays the Sub-Advisors' sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses and whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Funds' distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor's level of profitability, if any, from its relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund's respective peer group. The Board also considered, among other data, the Funds' respective performance results during the six-month period, twelve-month period, and thirty-six month period ended September 30, 2008 and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

JSAM Institutional Large Cap Value Fund. The Fund's advisory fee and total expense ratio were above the median and below the median, respectively, of its peer group. The Board took into account the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month period, twelve-month period, and thirty-six month period ended September 30, 2008 was in the 4th quartile of its peer group. The Board took into account management's discussion of the Fund's performance and its proposed actions with respect to the Fund. Based upon their review, the Trustees concluded that the Fund's overall performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

JSAM Institutional Value Fund. The Fund's advisory fee and total expense ratio were above and below the median, respectively, of its peer group. The Board took into account the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month period, twelve-month period, and thirty-six month period ended September 30, 2008 was in the 4th quartile of its peer group. The Board took into account management's discussion regarding the Fund's performance and its proposed actions with respect to the Fund. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Mazama Institutional Growth Fund. The Fund's advisory fee and total expense ratio were above the median of its peer group. The Board noted that the Fund had commenced operations on January 30, 2008. The Board took into account the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month period ended September 30, 2008 was in the 4th quartile. The Board took into account management's discussion regarding the Fund's performance and its continued monitoring of such performance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Sands Capital Institutional Growth Fund. The Fund's advisory fee and total expense ratio were above the median of its peer group. The Fund's performance for the six-month period and twelve-month period ended September 30, 2008 was in the 3rd quartile of its peer group and in the 4th quartile for the thirty-six month period ended September 30, 2008. The Board took into account management's discussion regarding the Fund's performance and its continued monitoring of such performance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Economies of Scale. The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board took into account management's discussion of the Funds' advisory fee structure. The Board considered the effective advisory fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that if a Fund's assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.

Conclusion. In considering the renewal of the Funds' Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Management Agreement with the Advisor, among others: (a) the Advisor had demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund, as discussed above, is being addressed; and (d) each Fund's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Management Agreement was in the interests of the Fund and its shareholders.

In approving the Funds' Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and its respective Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing services; (2) the Sub-Advisor's compensation;
(3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisor, including information presented periodically throughout the previous year. The Board noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisor to discuss their performance and investment processes and strategies. The Board considers each Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor's brokerage practices. The Board also considered each Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues, if any, are reported to the Board.

Sub-Advisor's Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by the Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Management Agreement and are negotiated at arms-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the Funds to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for the JSAM Institutional Large Cap Value Fund and the JSAM Institutional Value Fund contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels if the Funds' assets increased.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to the Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board compared the sub-advisory fee for each Fund with various comparative data, including the median and average sub-advisory fees of each Fund's peer group, and found that each Fund's sub-advisory fee was reasonable and appropriate under the facts and circumstances.

JSAM Institutional Large Cap Value Fund. The Fund's sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

JSAM Institutional Value Fund. The Fund's sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Mazama Institutional Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Sands Capital Institutional Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund's performance during the six-month period, twelve-month period, and thirty-six month period ended September 30, 2008, as applicable, as compared to each Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor's focus on each Sub-Advisor's performance and the Advisor's ways of addressing underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement with respect to each Fund, among others:
(a) the Sub-Advisor was qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund, as discussed above, is being addressed; (d) each Fund's advisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the respective Fund and its shareholders.

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER
                                                                                                     OF FUNDS
                                                                                                     OVERSEEN
                                          TERM OF                                                    IN THE
NAME                        POSITION(S)   OFFICE(2) AND                                              TOUCHSTONE   OTHER
ADDRESS                     HELD WITH     LENGTH OF         PRINCIPAL OCCUPATION(S)                  FUND         DIRECTORSHIPS
AGE                         TRUST         TIME SERVED       DURING PAST 5 YEARS                      COMPLEX(3)   HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder            Trustee and   Until             Senior Vice President of The Western     41           Director of
Touchstone Advisors, Inc    President     retirement at     and Southern Life Insurance Company.                  LaRosa's (a
303 Broadway                              age 75 or until   President, CEO and a director of IFS                  restaurant chain).
Cincinnati, OH                            she resigns or    Financial Services, Inc. (a holding
Year of Birth: 1955                       is removed        company). She is a director of Capital
                                          Trustee since     Analysts Incorporated (an investment
                                          2006              advisor and broker-dealer), IFS Fund
                                                            Distributors, Inc. (a broker-dealer),
                                                            Touchstone Advisors, Inc. (the Trust's
                                                            investment advisor and administrator),
                                                            W&S Financial Group Distributors, Inc.
                                                            (an annuity distributor) and Touchstone
                                                            Securities, Inc. (the Trust's
                                                            distributor). She is also President and
                                                            a director of IFS Systems, Inc. She is
                                                            Senior Vice President and a director of
                                                            W&S Brokerage Services, Inc.
                                                            (a broker-dealer). She is President and
                                                            Chief Executive Officer of Integrity
                                                            Life Insurance Company and National
                                                            Integrity Life Insurance Company. She
                                                            is President of Touchstone Tax-Free
                                                            Trust, Touchstone Investment Trust,
                                                            Touchstone Variable Series Trust,
                                                            Touchstone Strategic Trust, Touchstone
                                                            Funds Group Trust and Touchstone
                                                            Institutional Funds Trust. She was
                                                            President of Touchstone Advisors, Inc.,
                                                            and Touchstone Securities, Inc. until
                                                            2004.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox              Trustee       Until             President and Chief Executive Officer    41           Director of Duke
105 East Fourth Street                    retirement at     of Cox Financial Corp. (a financial                   Energy (a utility
Cincinnati, OH                            age 75 or until   services company).                                    company).
Year of Birth: 1947                       he resigns or is
                                          removed
                                          Trustee since
                                          2006
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner            Trustee       Until             Principal of HJL Enterprises (a          41           None
c/o Touchstone                            retirement at     privately held investment company).
Advisors, Inc.                            age 75 or until
303 Broadway                              he resigns or is
Cincinnati, OH                            removed
Year of Birth: 1938                       Trustee since
                                          2006

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER
                                                                                                     OF FUNDS
                                                                                                     OVERSEEN
                                          TERM OF                                                    IN THE
NAME                        POSITION(S)   OFFICE(2) AND                                              TOUCHSTONE   OTHER
ADDRESS                     HELD WITH     LENGTH OF         PRINCIPAL OCCUPATION(S)                  FUND         DIRECTORSHIPS
AGE                         TRUST         TIME SERVED       DURING PAST 5 YEARS                      COMPLEX(3)   HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann          Trustee       Until             Executive for Duro Bag Manufacturing     41           None
c/o Touchstone                            retirement at     Co. (a bag manufacturer); President of
Advisors, Inc.                            age 75 or until   Shor Foundation for Epilepsy Research
303 Broadway                              he resigns or is  (a charitable foundation); Trustee of
Cincinnati, OH                            removed           Riverfront Funds (mutual funds) from
Year of Birth: 1938                       Trustee since     1999 - 2004.
                                          2006
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg         Trustee       Until             Retired Partner of KPMG LLP (a           41           Trustee of
c/o Touchstone                            retirement at     certified public accounting firm).                    Tri-Health
Advisors, Inc.                            age 75 or until   He is Vice President of St. Xavier                    Physician
303 Broadway                              he resigns or is  High School.                                          Enterprise
Cincinnati, OH                            removed                                                                 Corporation.
Year of Birth: 1934                       Trustee since
                                          2006
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti             Trustee       Until             CEO, Chairman and Director of Avaton,    41           Director of QMed
c/o Touchstone                            retirement at     Inc. (a wireless entertainment                        (a health care
Advisors, Inc.                            age 75 or until   company) until 2006. President of                     management
303 Broadway                              he resigns or is  Cincinnati Biomedical (a life                         company).
Cincinnati, OH                            removed           science and economic development
Year of Birth: 1948                       Trustee since     company).
                                          2007
------------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 4 series of the Trust, 11 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER
                                                                                                     OF FUNDS
                                                                                                     OVERSEEN
                                          TERM OF                                                    IN THE
NAME                        POSITION(S)   OFFICE AND                                                 TOUCHSTONE   OTHER
ADDRESS                     HELD WITH     LENGTH OF         PRINCIPAL OCCUPATION(S)                  FUND         DIRECTORSHIPS
AGE                         TRUST         TIME SERVED       DURING PAST 5 YEARS                      COMPLEX(2)   HELD
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder            President     Until             See biography above.                     41           See biography
Touchstone                  and Trustee   resignation,                                                            above.
Advisors, Inc.                            removal or
303 Broadway                              disqualification
Cincinnati, OH                            President since
Year of Birth: 1955                       2004; President
                                          from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
Gene L Needles              Vice          Until             President of Touchstone Advisors,        41           None
Touchstone Advisors, Inc.   President     resignation,      Inc., Touchstone Securities, Inc. and
303 Broadway                              removal or        Touchstone Investments. President of
Cincinnati, OH                            disqualification  AIM Distributors from 2004-2008. CEO
Year of Birth: 1954                       Vice President    of AIM Distributors from 2005-2008
                                          since 2008
------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch             Vice          Until             Senior Vice President-Compliance of      41           None
Touchstone Advisors, Inc.   President     resignation,      IFS Financial Services, Inc., Director
303 Broadway                and Chief     removal or        of Compliance of W&S Brokerage
Cincinnati, OH              Compliance    disqualification  Services, Inc.
Year of Birth: 1956         Officer       Vice President
                                          since 2003
------------------------------------------------------------------------------------------------------------------------------------
William A. Dent             Vice          Until             Senior Vice President of Touchstone      41           None
Touchstone Advisors, Inc.   President     resignation,      Advisors, Inc.; Marketing Director of
303 Broadway                              removal or        Promontory Interfinancial Network from
Cincinnati, OH                            disqualification  2002-2003.
Year of Birth: 1963                       Vice President
                                          since 2004
------------------------------------------------------------------------------------------------------------------------------------
Gregory A. Harris           Vice          Until             Vice President-Fund Administration of    41           None
Touchstone Advisors, Inc.   President     resignation,      Touchstone Investments; Managing
303 Broadway                              removal or        Director, Fund Project Services, Inc.
Cincinnati, OH                            disqualification  1998-2007.
Year of Birth: 1968                       Vice President
                                          since 2007
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft        Controller    Until             Senior Vice President, Chief Financial    41           None
Touchstone Advisors, Inc.   and Treasurer resignation,      Officer and Treasurer of IFS Fund
303 Broadway                              removal or        Distributors, Inc.; Senior Vice
Cincinnati, OH                            disqualification  President and Chief Financial Officer
Year of Birth: 1962                       Controller since  of W & S Brokerage Services, Inc.;
                                          2000 Treasurer    Chief Financial Officer of IFS
                                          since 2003        Financial Services, Inc., Touchstone
                                                            Advisors, Inc. and Touchstone
                                                            Securities, Inc.; Senior Vice President
                                                            and Chief Financial Officer of Fort
                                                            Washington Investment Advisors, Inc.
                                                            Vice-President and Treasurer of IIS
                                                            Broadway Corp. She served as Senior
                                                            Vice President, Chief Financial Officer
                                                            and Treasurer of Integrated Investment
                                                            Services, Inc. up to April 2007.
------------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton               Secretary     Until             Assistant Vice President and Senior      41           None
JPMorgan                                  resignation,      Counsel at JPMorgan Chase Bank, N.A.
303 Broadway                              removal or
Cincinnati, OH                            disqualification
Year of Birth: 1970                       Secretary since
                                          2006

------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 4 series of the Trust, 11 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

                      This page intentionally left blank.

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

* A Member of Western & Southern Financial Group

--------------------------------------------------------------------------------
[LOGO] TOUCHSTONE(R)
       INVESTMENTS

       303 Broadway, Suite 1100
       Cincinnati, OH  45202-4203


                                                           TSF-1105-TIFT-AR-0812

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Don Siekmann is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $53,200 for the December 31, 2008 fiscal year and $38,400 for the December 31, 2007 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-related fees totaled $0 for the December 31, 2008 fiscal year and $116,000 for the December 31, 2007 fiscal year. The 2007 fees are for SAS 70 internal control reviews of the Trust's fund accountant and transfer agent.

(c ) Tax Fees. Tax fees totaled $17,200 for the December 31, 2008 fiscal year and $12,450 for the December 31, 2007 fiscal year and consisted of fees for tax compliance services and tax consultation services.

(d) All Other Fees. There were no other fees for the December 31, 2008 or December 31, 2007 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.
(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisors) and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $46,200 for the December 31, 2008 fiscal year and $157,450 for the December 31, 2007 fiscal year.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes have been made to the procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed with registrant's N-CSR for the December 31, 2006 fiscal year and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)    Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Touchstone Institutional Funds Trust
             -------------------------------------------------------------------


By (Signature and Title) /s/ Jill McGruder
                         -------------------------------------------------------
                         Jill McGruder, President
                         (principal executive officer)

Date March 2, 2009
     -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title) /s/ Jill McGruder
                         -------------------------------------------------------
                         Jill McGruder, President
                         (principal executive officer)

Date March 2, 2009
     -------------


By (Signature and Title) /s/ Terrie Wiedenheft
                         -------------------------------------------------------
                         Terrie Wiedenheft, Controller and Treasurer
                         (principal financial officer)

Date March 2, 2009
     -------------